                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

      [X]   Preliminary Proxy Statement.

      [ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2)).

      [ ]   Definitive Proxy Statement.

      [ ]   Definitive Additional Materials.

      [ ]   Soliciting Material Pursuant to section 240.14a-12.

                          CHESTNUT STREET EXCHANGE FUND
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

                          CHESTNUT STREET EXCHANGE FUND
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                                                 August __, 2006

Dear Partner,

      A Meeting of Partners of Chestnut Street Exchange Fund (the "Fund") will be held on September 26, 2006 at 3:00 p.m. (Eastern Time) at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room, for the following purposes:

      (1) To approve or disapprove a new investment advisory agreement. BlackRock, Inc. ("BlackRock"), the parent company of the Fund's current and proposed advisers, and Merrill Lynch & Co., Inc. ("Merrill Lynch") announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers, to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. Although BlackRock has informed the Board that it does not believe the Transaction will be an assignment of the Fund's current investment advisory agreement under the Investment Company Act of 1940, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of the current agreement. Due to this uncertainty, the Fund is submitting a new investment advisory agreement to its Partners to prevent any potential disruption in the adviser's ability to provide services after the Transaction is completed. THE FUND'S TOTAL FEES FOR ADVISORY SERVICES WILL REMAIN THE SAME UNDER ITS NEW INVESTMENT ADVISORY AGREEMENT.

      (2) To elect five (5) Managing General Partners.

      (3) To ratify the selection by the Managing General Partners of Briggs, Bunting & Dougherty, LLP as the Fund's independent accountants for its fiscal year ending December 31, 2006.

      (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Managing General Partners unanimously recommend your approval of the proposals described in the proxy statement. We value your relationship and look forward to your vote in favor of the election of Managing General Partners, ratification of the selection of independent accountants and approval of the new investment advisory agreement.

                                                 Sincerely,
                                                 Edward J. Roach
                                                 President

      PLEASE REVIEW THE ENCLOSED MATERIALS AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU RETURN THE PROXY CARD TO ENSURE YOUR SHARES WILL BE REPRESENTED AT THE PARTNER MEETING TO BE HELD ON SEPTEMBER 26, 2006.

                          CHESTNUT STREET EXCHANGE FUND
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                          NOTICE OF MEETING OF PARTNERS
                        TO BE HELD ON SEPTEMBER 26, 2006

                                                        August __, 2006

To the Partners of

      Chestnut Street Exchange Fund:

      NOTICE IS HEREBY GIVEN that a Meeting of Partners (the "Meeting") of Chestnut Street Exchange Fund (the "Fund") will be held on September 26, 2006 at 3:00 p.m. (Eastern time), at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room.

      The Meeting will be held for the following purposes:

      1. To approve a new investment advisory agreement between the Fund and BlackRock Capital Management, Inc.;

      2.    To elect five (5) Managing General Partners;

      3. To ratify the selection of Briggs, Bunting & Dougherty, LLP as the Fund's independent accountants for its fiscal year ending December 31, 2006; and

      4. To transact such other business as may properly come before the meeting or any adjournment thereof.

      The proposals stated above are discussed in detail in the attached proxy statement. Partners of record as of the close of business on August 15, 2006 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

      YOUR MANAGING GENERAL PARTNERS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT, ELECTION OF EACH OF THE MANAGING GENERAL PARTNER CANDIDATES AND THE RATIFICATION OF THE SELECTION OF BRIGGS, BUNTING & DOUGHERTY, LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2006.

      PARTNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD WHICH IS BEING SOLICITED BY THE FUND'S MANAGING GENERAL PARTNERS. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE MEETING. A PROXY MAY BE REVOKED BY ANY PARTNER AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE FUND'S SECRETARY, OR BY WITHDRAWING THE PROXY AND VOTING IN PERSON AT THE MEETING.

                                    By Order of the Managing General Partners
                                    Michael P. Malloy
                                    Secretary

                          CHESTNUT STREET EXCHANGE FUND
                              400 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Managing General Partners (the "Board") of Chestnut Street Exchange Fund (the "Fund") in connection with a meeting (the "Meeting") of Partners of the Fund. The Meeting will be held at the offices of BlackRock Institutional Management Corporation, 100 Bellevue Parkway, 3rd Floor, Wilmington, Delaware in the Board Room on September 26, 2006 at 3:00 p.m. (Eastern time).

      This Proxy Statement and accompanying proxy card will first be mailed on or about _____________, 2006.

      The following proposals will be voted on at the Meeting:

                        PROPOSAL                                              PARTNERS SOLICITED
---------------------------------------------------------------           --------------------------
(1) To approve a new investment advisory agreement between the            All Partners of the Fund.
Fund and BlackRock Capital Management, Inc.

(2) To elect five (5) Managing General Partners.                          All Partners of the Fund.

(3) To ratify the selection of Briggs, Bunting & Dougherty, LLP           All Partners of the Fund.
as the Fund's independent accountants for its fiscal year ending
December 31, 2006.

      Only Partners of record of the Fund at the close of business on August 15, 2006, the record date for the Meeting ("Record Date"), will be entitled to notice of and to vote at the Meeting. As of the Record Date, there were ___________ outstanding units of partnership interest ("Shares") of the Fund.

      Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting. Shares may be voted in person, by proxy, by telephone or by internet voting.

      Proxy solicitations will be made primarily by mail. The Fund's officers and employees of certain of the Fund's service providers may also solicit proxies personally or by telephone or telefax. PFPC Inc. has been retained to solicit proxies in connection with the Meeting for fees and expenses of approximately $_______. Merrill Lynch & Co., Inc. ("Merrill Lynch") will bear the portion of the proxy solicitation and Meeting costs associated with Proposal (1). All other costs related to the proxy solicitation and Meeting will be borne by the Fund. Any Partner submitting a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

      Signed proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board recommends a vote "FOR" approval of the new investment advisory agreement; "FOR" election of each of the five (5) Managing General Partners; and "FOR" ratification of the selection of Briggs, Bunting & Dougherty, LLP as the Fund's independent accountants for its fiscal year ending December 31, 2006. If no specifications are made, the proxy will be voted "FOR" approval of the new investment advisory agreement; "FOR" election of each of the five (5) Managing General Partners; and "FOR" ratification of the selection of Briggs, Bunting & Dougherty, LLP as the Fund's independent accountants for its fiscal year ending December 31, 2006.

      THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS ANNUAL AND SEMI-ANNUAL REPORTS TO PARTNERS DATED DECEMBER 31, 2005 AND JUNE 30, 2006 (WHEN AVAILABLE), RESPECTIVELY, TO ANY PARTNER UPON REQUEST. THE ANNUAL AND SEMI-ANNUAL REPORTS MAY BE OBTAINED BY WRITING TO: CHESTNUT STREET EXCHANGE FUND, 400 BELLEVUE PARKWAY, WILMINGTON, DE 19809 OR BY CALLING (302) 792-2555.

                                  INTRODUCTION

      The Fund is organized as a California limited partnership and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

      At the Meeting, Partners of the Fund are being asked to approve the following: (1) a new investment advisory agreement (the "New Advisory Agreement") between the Fund and BlackRock Capital Management, Inc. ("BCM"), a subsidiary of BlackRock Institutional Management Corporation ("BIMC"), to replace the current investment advisory agreement (the "Current Advisory Agreement") by and among the Fund, BIMC and BlackRock Financial Management, Inc. ("BFM") for the reasons discussed below; (2) the election of five (5) Managing General Partners for the Fund; and (3) the ratification of the selection of Briggs, Bunting & Dougherty, LLP as the Fund's independent accountants for its fiscal year ending December 31, 2006. The Board believes that each of these proposals is in the best interests of the Partners. These proposals are discussed in greater detail below.

                 PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENT
                                  FOR THE FUND

      The 1940 Act requires that an advisory agreement of an investment company provide for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). A sale of a controlling block of an investment adviser's voting securities generally is deemed to result in an assignment of an investment adviser's advisory agreement. Although BlackRock, Inc. ("BlackRock"), the parent company of BIMC, BFM and BCM, has informed the Board that it does not believe the Transaction (as defined below) will be an assignment of the Current Advisory Agreement under the 1940 Act, it is possible that the Transaction could be determined to be such an assignment, which would result in the automatic termination of the Current Advisory Agreement. Due to this uncertainty, the Fund is submitting the New Advisory Agreement to its Partners to prevent any potential disruption in investment advisory services after the Transaction is completed. The New Advisory Agreement will be effective upon the closing of the Transaction or, if the Transaction is not completed, at such time as the Board of the Fund determines.

      The Board approved an Interim Investment Advisory Agreement among BIMC, BFM and the Fund (the "Interim Advisory Agreement"), to be effective in the event that Partner approval of the New Advisory Agreement is not obtained by the time of the consummation of the Transaction. Under applicable Securities and Exchange Commission ("SEC") regulations, the Interim Advisory Agreement could remain in effect for up to 150 days from the date of the consummation of the Transaction until Partner approval of the New Advisory Agreement is obtained. The scope and quality of services to be provided to the Fund under the Interim Advisory Agreement will be at least equal to the scope and quality of services provided under the Current Advisory Agreement. The Interim Advisory Agreement is identical in all material respects to the Current Advisory Agreement (including the contractual rate of the advisory fee of

BIMC and BFM), except for: 1) dates of effectiveness and termination; and 2) provisions in the Interim Advisory Agreement requiring the advisory fee of BIMC and BFM to be held in escrow.

      The Interim Advisory Agreement would take effect on the date of the change of control of BIMC and BFM if Partner approval of the New Advisory Agreement were not obtained by that time. The Interim Advisory Agreement would remain in place only until Partner approval of the New Advisory Agreement is obtained (or shortly thereafter). The Interim Advisory Agreement may be terminated at any time without the payment of any penalty on 10 days' written notice to BIMC and BFM by the Fund's Board or by vote of the Fund's Partners, or by BIMC or BFM on 90 days' written notice to the Fund. The compensation to be received by BIMC and BFM during any interim period under the Interim Advisory Agreement is no greater than that which BIMC and BFM receive under the Current Advisory Agreement. Under the Interim Advisory Agreement, BIMC's and BFM's fees would be held in an interest-bearing escrow account until Partner approval of the New Advisory Agreement is obtained. If the Fund's Partners approve the New Advisory Agreement within 150 days of the date of the Interim Advisory Agreement, the amount in the escrow account, including interest earned, will be paid to BIMC and BFM. If Partner approval is not obtained, BIMC and BFM would only be paid the lesser of their fees in the escrow account plus interest earned or reimbursement for their costs under the Interim Advisory Agreement during the interim period plus interest earned on this amount while in escrow. The Interim Advisory Agreement is not required to be approved by the Fund's Partners.

DESCRIPTION OF THE TRANSACTION

      BlackRock and Merrill Lynch announced on February 15, 2006 that they had reached an agreement pursuant to which Merrill Lynch will contribute its investment management business, Merrill Lynch Investment Managers ("MLIM"), to BlackRock, one of the largest publicly traded investment management firms in the United States, to form a new asset management company that will be one of the world's preeminent, diversified global money management organizations with approximately $1 trillion in assets under management (the "Transaction"). Based in New York, BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, cash management and alternative investment products. The new company will operate under the BlackRock name and be governed by a board of directors with a majority of independent members. The new company will offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. It will have over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. Merrill Lynch will have a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), which currently holds a majority interest in BlackRock, will have approximately a 34% economic and voting interest. Each of Merrill Lynch and PNC has agreed that it will vote all of its shares on all matters in accordance with the recommendation of BlackRock's board. Completion of the Transaction is subject to various regulatory approvals, client consents, approval by BlackRock shareholders and customary conditions. The Transaction has been approved by the boards of directors of Merrill Lynch, BlackRock and PNC and is expected to close at the end of the third quarter of 2006.

      In anticipation of the Transaction, members of the Fund's Board met on July 13, 2006 for purposes of, among other things, considering whether it would be in the best interests of the Fund and its Partners to approve the New Advisory Agreement between the Fund and BCM. The 1940 Act requires that the New Advisory Agreement be approved by the Fund's Partners in order for it to become effective with respect to the Fund. At that Board meeting, and for the reasons discussed below (see "Board Considerations" below), the Board, including a majority of the Managing General Partners who are not "interested persons" of the Fund or BCM as defined in the 1940 Act (the "Independent Managing Partners"), unanimously approved the New Advisory Agreement and unanimously recommended its approval by Partners in order to assure continuity of investment advisory services to the Fund after the Transaction. In the event Partners of the Fund do not approve the New Advisory Agreement, the Board will take such action as it deems to be in the best interests of the Fund and its Partners.

THE NEW ADVISORY AGREEMENT

      At a meeting of the Managing General Partners held on July 13, 2006, the Board, including a majority of the Independent Managing Partners, agreed to approve, and to recommend that the Partners of the Fund approve, the New Advisory Agreement, in the form attached to this Proxy Statement as Appendix A.

      BFM and BIMC are co-investment advisers to the Fund pursuant to the Current Advisory Agreement, dated January 1, 1998, and an Assumption Agreement dated June 18, 1998. The Fund pays BIMC an investment advisory fee for services provided by BIMC and BFM. The New Advisory Agreement will differ from the Current Advisory Agreement in that, under the New Advisory Agreement, BCM, which is a wholly-owned subsidiary of BIMC, will replace BIMC and BFM as sole investment adviser to the Fund. However, the personnel responsible for managing the Fund's investment operations will remain the same. BCM is being proposed to replace BIMC and BFM as BlackRock attempts to better organize the division of portfolio management responsibilities among its affiliates. As a result, BlackRock has designated BCM as the entity to focus on management of equity portfolios located in its Boston and Philadelphia offices. The Current Advisory Agreement was last submitted to a vote of Partners of the Fund on December 18, 1997 in order to eliminate the requirements for a Non-Managing General Partner and to reduce the investment advisory fees, which had been in place under the Fund's previous investment advisory agreement.

      The terms and conditions of the New Advisory Agreement are the same in all material respects as the Current Advisory Agreement except (1) that BCM will serve as investment adviser as described above and (2) that the New Advisory Agreement allows BCM to appoint one or more sub-advisers, as described below. A copy of the Current Advisory Agreement and related Assumption Agreement is attached as Appendix B. Set forth below is a discussion of similarities and differences between the Current Advisory Agreement and the New Advisory Agreement.

SERVICES PROVIDED

      As is the case with respect to BIMC and BFM under the Current Advisory Agreement, BCM under the New Advisory Agreement, subject to the supervision of the Board, will provide a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio. BCM will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and what portion of its assets will be invested or held uninvested in cash or cash equivalents. Further, it is the responsibility of BCM to: (1) place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer; (2) conform with all applicable laws, rules and regulations; (3) not invest its assets or the assets of any accounts advised by it in Shares of the Fund, make loans for the purpose of purchasing or carrying Shares, or make loans to the Fund; and (4) compute the net asset value and the net income of the Fund on each business day as described in the Fund's Prospectus or as more frequently requested by the Fund.

      Under the New Advisory Agreement, BCM may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BCM, to perform investment advisory services with respect to the Fund; provided, however, that the compensation of such person or persons shall be paid by BCM and that BCM shall be as fully responsible to the Fund for the acts and omissions of any sub-adviser as it is for its own acts and omissions. BCM may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law.

FEES AND EXPENSES

      BCM has agreed to bear all expenses incurred by it in connection with its activities other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

      For the services provided by BCM and the expenses assumed by it under the New Advisory Agreement, the Fund has agreed to pay BCM a fee, computed daily and payable monthly, at the annual rate of 4/10 of 1% of the first $100,000,000 of the Fund's net assets, plus 3/10 of 1% of the net assets exceeding $100,000,000.

      The Fund paid $929,685, $974,813 and $934,843 for investment advisory services for the years ended December 31, 2003, 2004 and 2005, respectively. PARTNER APPROVAL OF THE NEW ADVISORY AGREEMENT WILL NOT RESULT IN ANY INCREASE IN TOTAL ADVISORY FEES PAYABLE.

STANDARD OF LIABILITY

      As is the case with respect to BIMC and BFM under the Current Advisory Agreement, BCM may not invest its assets or the assets of any accounts under its management in Shares of the Fund, nor may it make loans to the Fund, or to any person for the purpose of enabling such person to purchase or carry Fund Shares. The New Advisory Agreement also provides that BCM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund except for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of it in the performance of its duties or from reckless disregard by it of its obligations and duties thereunder.

TERM AND TERMINATION

      Continuance of each of the Current Advisory Agreement and the New Advisory Agreement for successive one-year terms must be specifically approved at least annually (i) by the vote of a majority of the Managing General Partners who are not parties to such advisory agreement or "interested persons" (as that term is defined in the 1940 Act) of any such party, and (ii) by a majority of Managing General Partners or by a vote of a majority of the outstanding Shares of the Fund. Each agreement provides for termination automatically upon assignment and is terminable at any time without penalty by the Managing General Partners or by a vote of a majority of the Fund's outstanding Shares, on 60 days' written notice to the advisers or by the advisers on 90 days' written notice to the Fund.

      If Partners approve the New Advisory Agreement, the Current Advisory Agreement will be terminated. The Board has determined that approving the New Advisory Agreement for these purposes is appropriate and beneficial to the Fund.

BOARD CONSIDERATIONS

      At a meeting held on July 13, 2006, the Board, including the Independent Managing Partners, approved the New Advisory Agreement with BCM with respect to the Fund for an initial two-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM's experience and qualifications.

      Representatives of BlackRock addressed and answered the Board's questions about the New Advisory Agreement. The BlackRock representatives informed the Board that the combination of BlackRock and Merrill Lynch will have no effect on the Fund, including the Fund's portfolio management team. The Board reviewed materials relating to the New Advisory Agreement, including descriptions of the Current Advisory Agreement and New Advisory Agreement, a comparison of the Fund's advisory fees to fees paid by similar investment companies, an overview of the investment advisory and other services provided by BIMC and BFM under the Current Advisory Agreement and by BCM under the New Advisory Agreement (including a description of their equity portfolio capabilities and brokerage policies), a review of the fees paid by the Fund to affiliates of PNC for custodian services and transfer agency services, performance and expense data of the Fund and comparable competitors and indices, and information concerning the personnel rendering services to the Fund. The Board also discussed the profitability of BIMC, BFM and BCM and reviewed a comparison of management fees paid by other mutual funds. The Board discussed the various information provided by BlackRock and reviewed the terms of the New Advisory Agreement.

      Among other items, the Board reviewed and considered: (1) a report comparing the advisory fees and total expense ratio of shares of the Fund to those of its peer group and to the peer group averages; (2) a report on the assets and advisory fees for the Fund; (3) a report comparing the performance of the Fund to its benchmarks, its peer group and the performance universe (e.g., all large cap core equity funds) average; (4) a report on BCM's profitability related to providing advisory services to the Fund after taking into account (i) advisory fees and any other benefits realized by BCM or any of its affiliates as a result of its role as service provider to the Fund, (ii) the direct and indirect expenses incurred by BCM in providing investment advice to the Fund, and (iii) other considerations; (5) possible economies of scale; (6) compensation or possible benefits to BCM arising from its relationship with the Fund; and (7) a report describing the resources, personnel, capabilities, overall nature and quality of the services of BCM.

      The Board also considered the commitment BCM has made to address new regulatory compliance requirements applicable to the Fund and the adviser. Included in the report provided by BCM for the Board's consideration were materials showing the structure of BlackRock prior to and after the combination with Merrill Lynch. BCM informed the Board that the services provided to the Fund by BCM under the New Advisory Agreement would be identical to those provided by BIMC and BFM under the Current Advisory Agreement. BCM informed the Board that the individuals who provided investment advisory services under the Current Advisory Agreement would continue to provide such services under the New Advisory Agreement.

      The materials provided to the Board by BCM showed the corporate organization of BlackRock, and specifically how BCM, BIMC and BFM fit into BlackRock's overall corporate structure. The Board reviewed lists of portfolio managers for the various BlackRock portfolio management platforms after the combination of BlackRock and Merrill Lynch in order to determine that the Fund's portfolio managers would remain the same after the combination. The Board further reviewed the investment philosophies of the portfolio managers after the combination to ensure that there would be no change in advisory services provided to the Fund.

      The Board considered the various reasons provided by BlackRock for combining with Merrill Lynch, including (i) achieving economies of scale in their products and markets; (ii) combining two strong, complementary businesses;
(iii) having a strong presence outside the United States; and (iv) becoming a more diversified entity.

      Representatives of BlackRock informed the Board that BlackRock's rationale behind changing from BIMC and BFM as the Fund's investment adviser to BCM was to improve BlackRock's organization after its combination with Merrill Lynch. BlackRock informed the Board that BCM is a relatively new entity, which is assigned for equity portfolios managed in its Boston and Philadelphia offices. BlackRock further explained to the Board that there would be no change in services provided to the Fund or to any of the individuals or teams responsible for making investment decisions for the Fund as a result of the change in investment adviser.

      After discussion, the Board concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Board also concluded that, based on the services that BCM would provide to the Fund under the New Advisory Agreement, the fee was fair and equitable with respect to the Fund. The Board considered the fees paid by the Fund in relation to its peer group, as well as the Fund's performance. After evaluating the amounts paid by the Fund and the Fund's total operating expenses compared to similar information for the Fund's peer group, the Board concluded that the advisory fees paid by the Fund were reasonable.

      The Board concluded that BCM had allocated sufficient resources and personnel to the investment management operations of the Fund and was able to provide quality services to the Fund. Based on the foregoing and upon such other information as it considered necessary to the exercise of its reasonable business judgment, the Board concluded unanimously that it was in the best interests of the Fund to approve the New Advisory Agreement with BCM for an initial two-year period.

INFORMATION ON BCM

      BCM was organized in 1999 to perform advisory services for investment companies, institutional clients and other accounts and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BCM is a subsidiary of BlackRock, one of the largest publicly traded investment management firms in the United States with $464 billion of assets under management as of June 30, 2006. Following the Transaction, BlackRock expects to have approximately $1 trillion of assets under management. As of the date of this Proxy Statement, BlackRock is a majority-owned, indirect subsidiary of PNC, one of the largest diversified financial services companies in the United States. BIMC, with offices at 100 Bellevue Parkway, Wilmington, Delaware 19809, is the immediate parent of BCM and owns 100% of BCM's stock.

      The names, addresses and principal occupations of the principal executive officer and directors of BCM are as follows:

  NAME AND ADDRESS*                POSITION WITH BCM                            PRINCIPAL OCCUPATION
----------------------        ---------------------------     ------------------------------------------------------
Laurence D. Fink              Chairman and Chief              Chairman and Chief Executive Officer, BlackRock, Inc.
                              Executive Officer

Ralph L. Schlosstein          President and Director          President and Director, BlackRock, Inc.

Robert S. Kapito              Vice Chairman and Director      Vice Chairman and Director, BlackRock, Inc.


-------------
* The address for these individuals is 100 Bellevue Parkway, Wilmington, Delaware 19809.

SERVICES TO THE FUND BY AFFILIATED PARTIES

      PFPC Inc., an affiliate of BCM, serves as transfer and dividend disbursing agent to the Fund pursuant to a Transfer Agency Agreement. During the fiscal year ended December 31, 2005, the Fund paid PFPC Inc. transfer agent fees and expenses in the amount of $16,635.

      Pursuant to a Custodian Services Agreement, PFPC Trust Company, an affiliate of BCM, serves as the Fund's custodian, holding its portfolio securities, cash and other property. For the year ended December 31, 2005, the Fund paid PFPC Trust Company custodian fees in the amount of $26,289.

      Services provided to the Fund pursuant to the existing Transfer Agency Agreement and Custodian Services Agreement will continue to be provided after Partner approval of the New Advisory Agreement.

       THE BOARD, INCLUDING THE INDEPENDENT MANAGING PARTNERS, UNANIMOUSLY
           RECOMMENDS THAT PARTNERS VOTE "FOR" THE APPROVAL OF THE NEW
                               ADVISORY AGREEMENT.

                PROPOSAL 2: ELECTION OF MANAGING GENERAL PARTNERS

      At the Meeting, Partners will be asked to elect five Managing General Partners. Each Managing General Partner so elected will serve until the next annual meeting of Partners, or special meeting in lieu thereof, and until the election and qualification of the Managing General Partner's successor, or until the Partner's status as a Managing General Partner is sooner terminated as provided in the Fund's Partnership Agreement. Normally, there will be no annual meeting of Partners for the purpose of electing Managing General Partners except as required by the 1940 Act.

      The persons named as proxies in the accompanying proxy have been designated by the Managing General Partners and intend to vote for the nominees named below. All Shares represented by valid proxies will be voted in the election for all of the nominees named below unless authority to vote for all of the nominees or a particular nominee is withheld. Each nominee has consented to being named in this Proxy Statement and to serve if selected. In the event any nominee should withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Managing General Partners may recommend unless a decision is made to reduce the number of Managing General Partners.

      The following table sets forth the nominees, their ages, principal occupations for the past five or more years, and any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the 1940 Act.

      Except for Gordon L. Keen, Jr., each nominee currently serves as a Managing General Partner. The Board appointed Mr. Keen to serve as a Managing General Partner at a meeting held on July 13, 2006, subject to approval by the Partners at the Meeting.

                                                                                      Number
                                                                                        of
                                                                                    Portfolios
                                                                                      in Fund
                                                                                     Complex(1)
                                                                                     Overseen
                                Position with                                           by               Other
                                the Fund and       Principal Occupations During      Managing      Directorships(2)
                                  Length of                   Past 5                  General      Held by Managing
Name, Address and Age            Time Served      Years and Current Affiliations     Partners       General Partner
----------------------------   ---------------  ---------------------------------   ----------     -----------------
Interested Managing General
Partner
Richard C. Caldwell*           Managing         Advisory Director, PNC Florida,          1           None
c/o Edward J. Roach            General          FSB; Advisory Director in
400 Bellevue Parkway           Partner since    Philadelphia and Southern New
Wilmington, DE  19809          1997             Jersey region for PNC Bank;
Age: 62                                         Consultant for PNC Florida;
                                                Chairman, Florida Advisory
                                                Council; formerly, President and
                                                Chief Executive Officer, PNC
                                                Bank FSB from May 1998 until
                                                July 1999; Director, JLC, Inc.
                                                since February 1996 (investment
                                                holding company); Director, DR
                                                Inc. since April 1994
                                                (investment holding company).

Edward J. Roach*               Managing         Certified Public Accountant;             1           None
400 Bellevue Parkway           General          Vice Chairman of the Board,
Wilmington, DE  19809          Partner since    Fox Chase Cancer Center;
Age: 82                        2000; Chief      President and Treasurer of one
                               Compliance       other investment company
                               Officer since    advised by BIMC; Director, The;
                               2004;            Bradford Funds, Inc. until 2000.
                               President
                               since 2002;
                               Treasurer
                               since 1981

Disinterested Managing
General Partner
Gordon L. Keen, Jr.            N/A              Senior Vice President, Law &            N/A          None
c/o Edward J. Roach                             Corporate Department, Airgas,
400 Bellevue Parkway                            Inc. (Radnor, PA-based
Wilmington, DE  19809                           distributor of industrial,
Age: 61                                         medical and specialty gases, and
                                                welding and safety equipment and
                                                supplies) from January 1992 to
                                                January 2006.

Langhorne B. Smith             Managing         Retired.  President and Director,        1           None
c/o Edward J. Roach            General          The Sandridge Corporation
400 Bellevue Parkway           Partner since    (private investment company);
Wilmington, DE  19809          1997             Director, Claneil Enterprises,
Age: 70                                         Inc. (private investment
                                                company).

                                                                                      Number
                                                                                        of
                                                                                    Portfolios
                                                                                      in Fund
                                                                                     Complex(1)
                                                                                     Overseen
                                Position with                                           by               Other
                                the Fund and       Principal Occupations During      Managing      Directorships(2)
                                  Length of                   Past 5                  General      Held by Managing
Name, Address and Age            Time Served      Years and Current Affiliations     Partners       General Partner
----------------------------   ---------------  ---------------------------------   ----------     -----------------
David R. Wilmerding, Jr.       Managing         Chairman, Wilmerding &                  57           BlackRock Funds;
c/o Edward J. Roach            General          Associates (investment advisers);                    BlackRock Bond
400 Bellevue Parkway           Partner since    Director, Beaver Management                          Allocation Target
Wilmington, DE  19809          1976;            Corporation (land management                         Shares
Age: 71                        Chairman of      corporation); Director, Mutual
                               the Managing     Fire Marine & Inland Insurance
                               General          Co., Inc; Director, People First,
                               Partners since   Inc. (bank holding company);
                               2006             Chairman and Trustee of one
                                                other investment company
                                                advised by BIMC or its
                                                affiliates; Chairman, Coho Partners,
                                                Ltd. (investment advisers).

-----------------

* Messrs. Caldwell and Roach are "interested persons" of the Fund as that term is defined in the 1940 Act. Mr. Caldwell owns stock of an affiliate of the adviser and Mr. Roach is an officer and employee of the Fund.

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. Mr. Wilmerding also serves as Chairman of the BlackRock Funds(sm) and BlackRock Bond Allocation Target Shares, and Mr. Roach serves as President and Treasurer of The RBB Fund, Inc.

2. Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., "public companies") or other investment companies registered under the 1940 Act.

      Messrs. Caldwell, Smith and Wilmerding were most recently elected by the Partners at the Annual Meeting of the Fund held on December 18, 1997. Mr. Roach was appointed by the Board at a meeting of the Fund's Managing General Partners held on September 14, 2000.

      During 2005, no Managing General Partner or officer of the Fund was also a director, officer, or employee of the Fund's advisers or any of their parents. Drinker Biddle & Reath LLP, of which Michael P. Malloy, Secretary of the Fund, is a partner, received fees during the year ended December 31, 2005 for services rendered as the Fund's legal counsel. The Fund has a retirement plan for eligible employees. For the fiscal year ended December 31, 2005, the Fund contributed a total of $3,000 to the retirement plan, and, based upon prior practice, it may be anticipated that the Fund will contribute to the retirement plan during the current fiscal year an amount equal to 10% of the compensation of retirement plan participants for the year. Such contribution, based upon annual rates of compensation now in effect, would approximate $3,000. Under the retirement plan, each participant is entitled to his or her vested portion of the contributions made by the Fund based upon his or her compensation.

      The Fund pays each Managing General Partner $10,000 annually, and pays the Chairman an additional $8,000 annually. The Fund pays the President and Treasurer of the Fund at the rate of $24,000 per year, payable monthly. The Fund pays the Chief Compliance Officer an additional $6,000 annually. Prior to August 1, 1999, Mr. Caldwell, was an employee of PNC Bank and its affiliates, and did not receive fees as a Managing General Partner. Effective January 1, 2000, Mr. Caldwell was compensated at the same level as the other Managing General Partners. In addition to the compensation he receives as a Managing General Partner, Mr. Roach receives $30,000 annually as compensation for his duties as President, Treasurer and Chief Compliance Officer and is eligible for retirement benefits. The following table provides information concerning the compensation of each of the Fund's Managing General Partners for services rendered during the Fund's last fiscal year ended December 31, 2005:

                                       Aggregate       Pension or Retirement        Estimated       Total Compensation
                                     Compensation     Benefits Accrued as Part  Annual Benefits        from the Fund
Name of Person/Position              From the Fund        of Fund Expenses      Upon Retirement     and Fund Complex(1)
----------------------------         -------------    ------------------------  ----------------    -------------------
Interested Managing General
Partner
Richard C. Caldwell,                  $10,000            N/A                       N/A               $10,000
Managing General Partner

Edward J. Roach,                      $40,000            N/A                       N/A               $77,975
President, Treasurer,
Chief Compliance Officer and
Managing General Partner

Disinterested Managing
General Partner
Langhorne B. Smith,                   $10,000            N/A                       N/A               $10,000
Managing General Partner

David R. Wilmerding, Jr.,             $10,000            N/A                       N/A               $143,200
Chairman of the Managing
General Partners

-------------

1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. Mr. Wilmerding also serves as a Trustee to the BlackRock Funds(sm) and BlackRock Bond Allocation Target Shares, and Mr. Roach serves as President and Treasurer of The RBB Fund, Inc.

      The following table sets forth, as of the Record Date, beneficial ownership of the Fund's shares by each Managing General Partner.

                                                                                       Aggregate Dollar Range of Equity
                                                                                         Securities in All Registered
                                                                                        Investment Companies Overseen
                                                                                        By Managing General Partner in
                                                      Dollar Range of Equity                      Family of
   Name of Managing General Partner                   Securities in the Fund                Investment Companies(1)
-----------------------------------------             ----------------------           ----------------------------------
Interested Managing General Partner

Richard C. Caldwell                                        $1 - $10,000                          $1 - $10,000

Edward J. Roach                                          $10,001 - $50,000                    $10,001 - $50,000

Disinterested Managing General Partner

Gordon L. Keen, Jr.                                        $1 - $10,000                          $1 - $10,000

Langhorne B. Smith                                       $10,001 - $50,000                    $10,001 - $50,000

David R. Wilmerding, Jr.                                   $1 - $10,000                          $1 - $10,000

------------
1. A Family of Investment Companies means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services and have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Chestnut Street Exchange Fund is not a member of a Family of Investment Companies.

      As of the Record Date, the Managing General Partners and officers of the Fund owned beneficially less than 1% of the Fund's issued and outstanding Shares.

      The Managing General Partners met four times during the last fiscal year. All Managing General Partners attended at least 75% of the meetings. The Fund does not have a standing nominating committee. The Board, including the Independent Managing Partners, participates in the nomination and consideration of Managing General Partner nominees. Because all Managing General Partners have an opportunity to consider Managing General Partner nominees, the Board does not believe it is necessary to have a nominating committee. The Board has not adopted a formal process for identifying and evaluating nominees. Mr. Keen, recently appointed to serve as a Managing General Partner at a meeting held on July 13, 2006, was recommended to the Board for consideration by Mr. Caldwell. The Board does not have at this time specific, minimum qualifications for nominees and has not established formal specific qualities or skills that it regards as necessary for Managing Partners to possess (other than any qualities or skills that may be required by applicable law). However, in identifying and evaluating nominees, the Board considers factors it deems relevant, which may include: whether the person is an "interested person" as defined under the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve on the Fund's Board; whether the person has any relationships that may impair his or her independence, such as any business, financial or family relationships with the Fund's management, the investment adviser of the Fund, the Fund's service providers or their affiliates; whether the person is willing to serve and willing and able to commit the time necessary for the performance of duties of a Managing General Partner of the Fund; and the contribution which the person can make to the Board and the Fund, with consideration being given to the person's business acumen, professional experience, education and such other factors as the Board may consider relevant.

      The Fund has established an Audit Committee, consisting of Mr. Smith and Mr. Wilmerding, the Independent Managing Partners. The Audit Committee annually considers the engagement and compensation of the Fund's independent registered public accounting firm, oversees the audit process and reviews with the auditors the scope and results of the audit of the Fund's financial statements. The Audit Committee held two meetings in 2005.

      THEBOARD RECOMMENDS THAT PARTNERS VOTE "FOR" THE ELECTION OF THE FIVE
        MANAGING GENERAL PARTNER CANDIDATES LISTED HEREIN, TO SERVE UNTIL
    THE NEXT ANNUAL MEETING OF PARTNERS, OR SPECIAL MEETING IN LIEU THEREOF, AND UNTIL THE ELECTION AND QUALIFICATION OF THE MANAGING GENERAL PARTNER'S
     SUCCESSOR, OR UNTIL THE PARTNER'S STATUS AS A MANAGING GENERAL PARTNER IS SOONER TERMINATED AS PROVIDED IN THE FUND'S PARTNERSHIP AGREEMENT.

                    PROPOSAL 3: RATIFICATION OF SELECTION OF
                             INDEPENDENT ACCOUNTANTS

      A majority of the Managing General Partners who are not "interested persons" of the Fund have selected Briggs, Bunting & Dougherty, LLP as independent accountants for the Fund for the fiscal year ending December 31, 2006. The ratification of the selection of independent accountants is to be voted on at the Meeting and it is intended that the persons named in the accompanying proxy will vote to ratify the selection of Briggs, Bunting & Dougherty, LLP ("Briggs, Bunting & Dougherty") unless contrary instructions are given. Briggs, Bunting & Dougherty has served as the Fund's independent auditors since the fiscal year ended December 31, 2003. A representative of Briggs, Bunting & Dougherty, LLP is expected to be available by telephone at the Meeting to make a statement if desired and to be available to respond to appropriate questions.

INDEPENDENT AUDITOR'S FEES

      Audit Fees: For the Fund's fiscal years ended December 31, 2005 and December 31, 2004, the aggregate fees billed for professional services rendered by Briggs, Bunting & Dougherty for the audit of the Fund's annual financial statements were $21,000 and $20,400, respectively.

      Audit-Related Fees: In Fund's fiscal years ended December 31, 2005 and December 31, 2004, no fees were billed for assurance and related services by Briggs, Bunting & Dougherty that were reasonably related to the performance of the audit of the Fund's financial statements and are not reported under "Audit Fees" above.

      Tax Fees: For the Fund's fiscal years ended December 31, 2005 and December 31, 2004, no fees were billed for professional services rendered by Briggs, Bunting & Dougherty for tax compliance, tax advice, and tax planning.

      All Other Fees: For the Fund's fiscal years ended December 31, 2005 and December 31, 2004, no fees were billed to the Fund by Briggs, Bunting & Dougherty for services other than the services reported under the captions "Audit Fees" and "Tax Fees" above.

      Audit Committee Pre-Approval Policies and Procedures: The Fund's Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

      The aggregate non-audit fees billed by Briggs, Bunting & Dougherty for services rendered to the Fund, and rendered to the Fund's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund for each of the last two fiscal years of the Fund was $0 for 2005 and $0 for 2004.

      THE BOARD RECOMMENDS THAT PARTNERS VOTE "FOR" THE RATIFICATION OF THE
       SELECTION OF BRIGGS, BUNTING & DOUGHERTY AS THE FUND'S INDEPENDENT
             AUDITORS FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2006.

                             ADDITIONAL INFORMATION

MANAGEMENT

      Officers of the Fund are elected and appointed by the Managing General Partners and hold office until they resign or are removed. The following table sets forth certain information about the Fund's Secretary. Information concerning Mr. Roach, the President, Treasurer and Chief Compliance Officer of
the Fund, is provided on page   .

                                                                 Position
                                             Officer             with the                Business Experience During
      Name                       Age          Since               Fund                        Past Five Years
--------------------------------------------------------------------------------------------------------------------------------
Michael P. Malloy..........       47           2001              Secretary      Partner of the law firm of Drinker Biddle & Reath
                                                                                LLP, Philadelphia, Pennsylvania.

THE INVESTMENT ADVISERS

      BFM and BIMC currently serve as the Fund's investment advisers under the Current Advisory Agreement. BIMC's offices are located at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809. BFM's offices are located at 40 East 52nd Street, New York, New York 10022. BCM will serve as investment adviser under the New Advisory Agreement. BCM's offices are located at Bellevue Park Corporate Center, 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC, BFM and BCM are subsidiaries of PNC.

                                  OTHER MATTERS

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of Partners arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon according to their best judgment in the interests of the Fund and its Partners.

                               VOTING INFORMATION

      A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding Shares of the Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the Shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Any number of Shares less than a quorum present at the Meeting in person or by proxy shall be sufficient for an adjournment. Each Partner shall have one vote for each Share standing of record in such Partner's name as of the record date set forth in the notice of Meeting. All proxies shall be filed with the Fund before or at the Meeting. No such proxy shall be valid after eleven months from the date of its execution.

      Approval of Proposal No. 1, approval of the New Advisory Agreement, requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, for purposes of Proposal No. 1, is defined as the affirmative vote of the holders of the lesser of: (i) 67% of the Shares of the Fund present in person or by proxy at the meeting and entitled to vote if the holders of more than 50% of the outstanding Shares are present in person or by proxy; or (ii) more than 50% of the outstanding Shares of the Fund.

      With respect to Proposal No. 2, the election of Managing General Partners, the nominees receiving the highest number of votes cast at a meeting of Partners at which a quorum is present, up to the number of Managing General Partners to be elected, shall be elected as Managing General Partners of the Fund. There is no cumulative voting in the election of Managing General Partners.

      Approval of Proposal No. 3, the ratification of the selection of independent accountants, requires the approval of a majority of the outstanding Shares.

      Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be present at a meeting for purposes of a quorum but otherwise as abstentions.

BENEFICIAL OWNERS OF THE FUND

      As of the Record Date, to the Fund's knowledge, there were no persons that may have owned beneficially more than 5% of the Fund's outstanding equity securities.

      For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. As of the Record Date, no investor owned beneficially more than 25% of the Fund's outstanding equity securities.

                PROCEDURES FOR PARTNER COMMUNICATIONS WITH BOARD

      The Fund's Board will receive and review written correspondence from Partners. Partners may address correspondence to individual Managing General Partners or to the full Board at the Fund's principal business address. The Board or an individual Managing General Partner will respond to Partner correspondence in a manner that the Board or Managing General Partner deems appropriate given the subject matter of the particular correspondence.

      The investment adviser maintains copies of all correspondence addressed to individual Managing General Partners or the Board. Copies of all such correspondence are forwarded promptly to an individual Managing General Partner or the Board, as applicable. The investment adviser responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Managing General Partner or the Board, and communicates such response to the Board or Managing General Partner to whom the correspondence was addressed.

                                PARTNER PROPOSALS

      The Fund does not intend to hold meetings of Partners except to the extent that such meetings may be required under the 1940 Act or state law. Because the Fund does not hold regular meetings of Partners, the anticipated date of the next Partner meeting cannot be provided. Any proposal by a partner for consideration at a subsequent meeting of Partners should be sent in writing within a reasonable time before the proxy statement for that meeting is provided to Edward J. Roach, Chestnut Street Exchange Fund, 400 Bellevue Parkway, Suite 100, Wilmington, Delaware 19809. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Dated: August __, 2006

      PARTNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PLEASE REFER TO YOUR INDIVIDUAL PROXY CARD FOR INFORMATION ABOUT OTHER CONVENIENT VOTING OPTIONS THAT MAY BE AVAILABLE TO YOU, SUCH AS TELEPHONE AND INTERNET VOTING.

                                  APPENDIX A

                               ADVISORY AGREEMENT

            AGREEMENT, dated ______________, 2006 between CHESTNUT STREET EXCHANGE FUND ("Fund"), and BLACKROCK CAPITAL MANAGEMENT, INC. ("BlackRock").

            WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"); and

            WHEREAS, the Fund desires to retain BlackRock to render investment advisory and administrative services to the Fund, and BlackRock is willing to render such services;

            NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. DELIVERY OF DOCUMENTS. The Fund has previously furnished BlackRock with copies properly certified or authenticated of each of the following:

            (a) The Fund's Restated Certificate and Agreement of Limited Partnership dated August 16, 1976 and recorded in California on August 16, 1976 and all subsequent restatements and amendments thereto. Such Restated Certificates and Agreement of Limited Partnership, as presently in effect and as it may hereinafter from time to time be restated or further amended, is hereinafter referred to as the "Certificate of Limited Partnership";

            (b) The Fund's Code of Regulations, as amended (such Code, as presently in effect and as it may hereinafter from time to time be amended, is hereinafter referred to as the "Code");

            (c) Resolutions of the Managing General Partners of the Fund authorizing the appointment of the Adviser and approving this Agreement; and

            (d) An Order of the Securities and Exchange Commission, dated November 9, 1976, exempting the Fund from certain provisions of Sections 2(a)(3), 2(a)(19), 18(f) and 22(e) of the Act, and exempting the Non-Managing General Partner of the Fund from certain provisions of
      Section 17(a) of the Act.

            The Fund agrees to furnish BlackRock from time to time with copies, properly certified or authenticated, of any amendments or supplements to the foregoing.

            2. APPOINTMENT. The Fund hereby appoints BlackRock to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. BlackRock is sometimes hereinafter referred to as "the Adviser." The Adviser accepts such appointment and agrees that the services herein set forth shall be rendered for the compensation herein provided.

            3. SERVICES PROVIDED BY BLACKROCK. Subject to the supervision of the Managing General Partners of the Fund, BlackRock will provide a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio. BlackRock will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and what portion of its assets will be invested or held uninvested in cash or cash equivalents. BlackRock will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and as they may hereafter be amended. BlackRock further agrees that it:

            (a) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, BlackRock will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, BlackRock may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services. In no instance will portfolio securities be purchased from or sold to BlackRock or any affiliated person thereof;

            (b) will conform with all applicable laws, rules and regulations ("Rules");

            (c) will not invest its assets or the assets of any accounts advised by it in Shares of the Fund, make loans for the purpose of purchasing or carrying Shares, or make loans to the Fund; and

            (d) will compute the net asset value and the net income of the Fund on each business day as described in the Fund's Prospectus or as more frequently requested by the Fund.

            BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Fund; provided, however, that the compensation of such person or persons shall be paid by BlackRock and that BlackRock shall be as fully responsible to the Fund for the acts and omissions of any sub-adviser as it is for its own acts and omissions. BlackRock may terminate any or all sub-advisers in its sole discretion at any time to the extent permitted by applicable law.

            4. SERVICES NOT EXCLUSIVE. The investment advisory services rendered by BlackRock hereunder are not to be deemed exclusive, and BlackRock shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

      5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the Act, the Adviser hereby agrees that all records which it maintains for the Fund are property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 under the Act.

      6. EXPENSES. During the term of this Agreement, the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Fund.

      7. COMPENSATION. For the services provided hereunder by BlackRock and the expenses assumed pursuant to this Agreement, the Fund will pay BlackRock, and BlackRock will accept as full compensation therefor, a fee computed daily and paid monthly at the annual rate of 4/10 of 1% of the first $100,000,000 of the Fund's net assets, plus 3/10 of 1% of net assets exceeding $100,000,000.

      8. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by it in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

      9. DURATION AND TERMINATION. This Agreement shall become effective on _______________, 2006 or the date upon which it is approved by a majority of the outstanding voting securities of the Fund at a meeting of Partners, whichever is later. Unless sooner terminated as provided herein, this Agreement shall continue for an initial two year period. Thereafter, if not terminated, this Agreement shall continue for successive annual periods, provided, such continuance for successive annual periods is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Managing General Partners of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, provided however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Adviser, or the Adviser at any time, without payment of any penalty, on 90 days' written notice to the Fund. This Agreement will terminate automatically in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the Act.)

      10. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

      11. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

      12. NO PERSONAL LIABILITY. The persons executing this Agreement on behalf of the Fund have executed the Agreement as Managing General Partners or officers of the Fund and not individually. The obligations of the Fund hereunder and any liabilities or claims in connection therewith are not binding upon any of the Limited Partners of the Fund individually, but are binding only upon the assets and property of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                                    BLACKROCK CAPITAL MANAGEMENT, INC.

________________________________           By:________________________________

Attest:                                    CHESTNUT STREET EXCHANGE FUND

_________________________________          By:________________________________

                                   APPENDIX B

                               ADVISORY AGREEMENT

            AGREEMENT, dated January 1, 1998 between CHESTNUT STREET EXCHANGE FUND, a California Limited Partnership ("Fund"), and PNC BANK, N.A., a national banking association ("PNC"), and PROVIDENT INSTITUTIONAL MANAGEMENT CORPORATION ("PIMC"), a Delaware corporation registered as an investment adviser under the Investment Advisers Act of 1940 and wholly-owned by PNC.

            WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940; and

            WHEREAS, the Fund desires to retain PNC and PIMC to render investment advisory and administrative services to the Fund, and PNC and PIMC are willing to render such services;

            NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

            1. DELIVERY OF DOCUMENTS. The Fund has previously furnished PNC with copies properly certified or authenticated of each of the following:

            (a) The Fund's Restated Certificate and Agreement of Limited Partnership dated August 16, 1976 and recorded in California on August 16, 1976 and all subsequent restatements and amendments thereto. Such Restated Certificates and Agreement of Limited Partnership, as presently in effect and as it may hereinafter from time to time be restated or further amended, is hereinafter referred to as the "Certificate of Limited Partnership";

            (b) The Fund's Code of Regulations, as amended, (such Code, as presently in effect and as it may hereinafter from time to time be amended, is hereinafter referred to as the "Code");

            (c) Resolutions of the Managing General Partners of the Fund authorizing the appointment of the Advisers and approving this Agreement; and

            (d) An Order of the Securities and Exchange Commission, dated November 9, 1976, exempting the Fund from certain provisions of Sections 2(a)(3), 2(a)(19), 18(f) and 22(e) of the Investment Company Act of 1940, and exempting the Non-Managing General Partner of the Fund from certain provisions of Section 17(a) of the Act.

            The Fund agrees to furnish PIMC from time to time with copies, properly certified or authenticated, of any amendments or supplements to the foregoing.

            2. APPOINTMENT. The Fund hereby appoints PNC and PIMC to act an investment advisers to the Fund for the period and on the terms set forth in this Agreement. The PNC and PIMC are sometimes hereinafter referred to collectively as "the Advisers." The Advisers accept such appointment and agree that the services herein set forth shall be rendered for the compensation herein provided.

            3. SERVICES RENDERED BY PNC. Subject to the supervision of the Managing General Partners of the Fund, PNC, through its Trust Division and on behalf of the Fund, will provide PIMC investment research and credit analysis concerning prospective and existing Fund investments, make recommendations to PIMC with respect to the Fund's continuous investment program, recommend to PIMC the portion of the Fund's assets to be invested or held uninvested in cash or cash equivalents, supply PIMC computer facilities and operating personnel, and provide certain statistical services as PIMC may from time to time reasonably request. PNC will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and as they may hereafter be amended. PNC further agrees that it:

            (a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

            (b) will conform with all applicable Rules and Regulations of the Securities and Exchange Commission (hereinafter called the "Rules"), and will in addition conduct its activities under this Agreement in accordance with the regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies to the same extent as if such regulations were by their terms applicable to its activities hereunder;

            (c) will not invest its assets or assets of any fiduciary account managed by it in Shares of the Fund, make loans for purposes of purchasing or carrying such Shares or make loans to the Fund;

            (d) will maintain or cause PIMC to maintain all books and records with respect to the Fund's securities transactions and shall keep or shall cause PIMC to keep the Fund's books of account;

            (e) will render to the Fund's Managing General Partners such periodic and special reports as the Board may request;

            (f) will maintain its policy and practice of conducting its Trust Division independently of its Commercial Division. In making investment recommendations for the Fund, Trust Division personnel will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the Commercial Division. In dealing with commercial customers, the Commercial Division will not inquire or take into consideration whether securities of those customers are held by the Fund; and

            4. SERVICES PROVIDED BY PIMC. Subject to the supervision of the Managing General Partners of the Fund, PIMC will provide a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments and cash and cash equivalents in the portfolio. PIMC will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund, and what portion of its assets will be invested or held uninvested in cash or cash equivalents. PIMC will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and as they may hereafter be amended. PIMC further agrees that it:

            (a) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, PIMC will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, PIMC may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services. In no instance will portfolio securities be purchased from or sold to PNC, PIMC or any affiliated person thereof;

            (b) will conform with all applicable Rules, and will in addition conduct its activities under this Agreement in accordance with the regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies to the same extent as if such regulations were by their terms applicable to the activities of PIMC;

            (c) will not invest its assets or the assets of any accounts advised by it in Shares of the Fund, make loans for the purpose of purchasing or carrying Shares, or make loans to the Fund; and

            (d) will compute the net asset value and the net income of the Fund on each business day as described in the Prospectus or as more frequently requested by the Fund.

            5. SERVICES NOT EXCLUSIVE. The investment advisory services rendered by PNC and PIMC hereunder are not to be deemed exclusive, and PNC and PIMC shall be free to render similar services to others so long as their services under this Agreement are not impaired thereby.

            6. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 of the Rules, the Advisers hereby agree that all records which they maintain for the Fund are property of the Fund and further agree to surrender promptly to the Fund any of such records upon the Fund's request. The Advisers further agree to preserve for the periods prescribed by Rule 31a-2 the records required to be maintained by Rule 31a-1 of the Rules.

            7. EXPENSES. During the term of this Agreement, the Advisers will pay all expenses incurred by them in connection with their activities under this Agreement other than the cost of (including brokerage commissions, if any) securities purchased for the Fund.

            In addition, if the expenses borne by the Fund in any fiscal year exceed the applicable expense limitations imposed by the securities regulations of any state in which the Shares are registered or qualified for sale to the public, the Advisers shall reimburse the Fund for any excess up to the amount of the fees payable to PIMC during such fiscal year pursuant to paragraph 8 hereof.

            8. COMPENSATION. For the services provided hereunder by PNC and PIMC and the expenses assumed pursuant to this Agreement, the Fund will pay PIMC, and PNC and PIMC will accept as full compensation therefor, a fee computed daily and paid monthly at the annual rate of 4/10 of 1% of the first $100,000,000 of the Fund's net assets, plus 3/10 of 1% of net assets exceeding $100,000,000.

            9. LIMITATION OF LIABILITY OF THE ADVISORS. The Advisers shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence by either of them in the performance of their duties or from reckless disregard by either of them of their obligations and duties under this Agreement.

      10. DURATION AND TERMINATION. This Agreement shall become effective on January 1, 1998 or the date upon which it is approved by a majority of the outstanding voting securities of the Fund at a meeting of Partners, whichever is later. Unless sooner terminated as provided herein, this Agreement shall continue until March 31, 1999. Thereafter, if not terminated, this Agreement shall continue for successive annual periods ending on March 31, provided, such continuance for successive annual periods is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Managing General Partners of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, provided however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Managing General Partners of the Fund or by vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the Advisers, or the Advisers at any time, without payment of any penalty, on 90 days' written notice to the Fund. This Agreement will terminate automatically in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested person" and "assignment" shall have the same meaning as such terms have in the Investment Company Act of 1940.)

      11. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities.

      12. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law.

      13. NO PERSONAL LIABILITY. The persons executing this Agreement on behalf of the Fund have executed the Agreement as Managing General Partners or officers of the Fund and not individually. The obligations of the Fund hereunder and any liabilities or claims in connection therewith are not binding upon any of the Limited Partners of the Fund individually, but are binding only upon the assets and property of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

Attest:                                PNC BANK, N.A.

/s/ Gary M. Gardner                    By: /s/ Joseph Gramlich
-------------------------------            ----------------------------------
[corporate seal]

                                    PROVIDENT INSTITUTIONAL
Attest:                                MANAGEMENT CORPORATION

/s/ Gary M. Gardner                    By: /s/ Lisa M. Buono
-------------------------------            ----------------------------------
[corporate seal]

Attest:                                CHESTNUT STREET EXCHANGE FUND

/s/ Terrance James Reilly              By: /s/ Robert R. Fortune
-------------------------------            ----------------------------------

                                    AGREEMENT

      AGREEMENT made as of June 18, 1998 among PNC Bank, N.A., a national banking association ("PNC Bank"), BlackRock Institutional Management Corporation, a Delaware corporation ("BIMC"), BlackRock Financial Management, Inc., a Delaware corporation ("BFM") and Chestnut Street Exchange Fund (the "Fund").

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940;

      WHEREAS, PNC Bank and BIMC are co-investment advisers pursuant to an Advisory Agreement dated January 1, 1998 among PNC Bank, BIMC and the Fund ("Advisory Agreement");

      WHEREAS, PNC Bank, as well as BIMC and BFM, each a majority-owned, indirect subsidiary of PNC Bank, are restructuring their operations;

      WHEREAS, PNC Bank, BIMC and BFM desire to have BFM assume the rights and obligations of PNC Bank under the Advisory Agreement;

      NOW THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

      1. PNC Bank, BIMC and BFM represent and warrant to the Fund that the changes provided for in this Agreement do not constitute a change of control or an "assignment" of the Advisory Agreement within the meaning of Section 2a(9) of the Investment Company Act of 1940, in that the portfolio manager and advisory personnel, and the ultimate control of the services to be rendered to the Fund will remain unchanged after this Agreement is effective.

      2. BFM hereby assumes the rights and obligations of PNC Bank under the Advisory Agreement, including all of the rights and obligations related to the management of the investments of the Fund, and becomes a party to the Advisory Agreement in substitution for PNC Bank.

      3. PNC Bank acknowledges that any compensation by BIMC to it provided in
Section 8 of the Advisory Agreement shall terminate as the date hereof, and the advisory fee paid by the Fund pursuant to Section 8 shall be paid to BIMC for the services of BIMC and BFM;

      4. By reason of the assumption of all of its rights and obligations hereunder by BFM, PNC Bank shall cease to be a party to the Advisory Agreement effective on the date hereof.

      5. BFM shall indemnify, defend and hold PNC Bank harmless from and against any loss, damages or expense (including legal fees and expenses), relating to the performance or nonperformance by BFM of the obligations of PNC Bank under the Advisory Agreement that are being assumed by BFM pursuant to this Assumption Agreement, that pertain to the period beginning with the date of this Assumption Agreement.

      6. PNC Bank shall indemnify, defend and hold BFM harmless from and against any loss, damages, expense or interest (including legal fees and expenses) relating to the performance or nonperformance by PNC Bank of the obligations of PNC Bank contained in the Advisory Agreement that pertain to the period ending on the date immediately preceding the date of this Assumption Agreement.

      IN WITNESS WHEREOF, intending to be legally bound hereby, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 BLACKROCK INSTITUTIONAL MANAGEMENT CORPORATION

                                 By:      signature illegible
                                     __________________________________________
                                          (Authorized Officer)

                                 PNC BANK, N.A.

                                 By:      signature illegible
                                     __________________________________________
                                          (Authorized Officer)

                                 BLACKROCK FINANCIAL MANAGEMENT, INC.

                                 By:      signature illegible
                                     __________________________________________
                                          (Authorized Officer)

                                 CHESTNUT STREET EXCHANGE FUND

                                 By:      signature illegible
                                     __________________________________________
                                          (Authorized Officer)

                                   PROXY CARD

                          CHESTNUT STREET EXCHANGE FUND

      THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGING GENERAL PARTNERS OF CHESTNUT STREET EXCHANGE FUND (THE "FUND") FOR USE AT THE MEETING OF PARTNERS TO BE HELD ON SEPTEMBER 26, 2006 AT 3:00 P.M. (EASTERN TIME) IN THE THIRD FLOOR CONFERENCE ROOM, BELLEVUE PARK CORPORATE CENTER, 100 BELLEVUE PARKWAY, WILMINGTON, DELAWARE.

      The undersigned hereby appoints Edward J. Roach and Michael P. Malloy, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Meeting, and all adjournments thereof, all units of partnership interest held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting, at their discretion.

      1. Proposal to approve a New Investment Advisory Agreement.

         ____ FOR                  ____ AGAINST               ____ ABSTAIN

      2. Election of Managing General Partners:       Richard C. Caldwell
                                                      Gordon L. Keen, Jr.
                                                      Edward J. Roach
                                                      Langhorne B. Smith
                                                      David R. Wilmerding, Jr.

         ____ FOR all nominees listed above (except as marked to the contrary)

         ____WITHHOLD AUTHORITY to vote for all nominees listed above

         (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE OR NOMINEES, WRITE THE NAME OR NAMES ON THE LINES PROVIDED BELOW.)

___________________________

___________________________

___________________________

      3. Proposal to ratify the selection by the Managing General Partners of Briggs, Bunting & Dougherty, LLP as the Fund's independent accountants for its fiscal year ending December 31, 2006.

          ____ FOR                  ____ AGAINST               ____ ABSTAIN

      4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

      Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE FOR THE ELECTION OF MANAGING GENERAL PARTNERS AND FOR PROPOSALS 1 AND 3 ABOVE.

                                PLEASE SIGN, DATE AND RETURN PROMPTLY.
                                  RECEIPT OF NOTICE OF MEETING AND PROXY
                                  STATEMENT IS HEREBY ACKNOWLEDGED.

                                 _______________________________________________

                                 _______________________________________________
                                 Sign above exactly as name(s) appear(s) on left

                                 Date:

IMPORTANT - Joint owners must each sign. When signing as attorney, trustee, executor, administrator, guardian, or corporate officer, please give your full title.